CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Eos Energy Enterprises, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Mastrangelo, hereby certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date	February 28, 2023	/s/ Joseph Mastrangelo
Joseph Mastrangelo
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.